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                                                                    EXHIBIT 23.1



                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-83837) and related Prospectus of Vion
Pharmaceuticals, Inc. for the registration of 2,000,000 shares of its common stock.

                                            Ernst & Young LLP

Stamford, Connecticut
October 20, 1999